                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                                 [ ]

Filed by a party other than the Registrant              [X]

Check the appropriate box:

       [X]    Preliminary Proxy Statement

       [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

       [ ]    Definitive Proxy Statement

       [ ]    Definitive Additional Materials

       [ ]    Soliciting Material Pursuant to Section 240.14a-12

                             ROYCE FOCUS TRUST, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In its Charter)

                             LAXEY PARTNERS LIMITED
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

       [X]    No fee required.

       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)     Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         (2)     Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

         (4)     Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

         (5)     Total fee paid:

--------------------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

--------------------------------------------------------------------------------

         (1)     Amount Previously Paid:

--------------------------------------------------------------------------------

         (2)     Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

         (3)     Filing Party:

--------------------------------------------------------------------------------

         (4)     Date Filed:

                             Laxey Partners Limited
                         Stanley House, 7-9 Market Hill
                          Douglas, Isle of Man, IM1 2BF
                       Tel: 01624 690900 Fax: 01624 623819

Dear Fellow Stockholder of Royce Focus Trust, Inc. (the "Fund"):

Laxey Partners Limited is seeking your support in electing our six nominees for election to the Board of Directors of the Fund at the Annual Meeting of Stockholders of the Fund scheduled for September 30, 2002 (the "Annual Meeting"). The six nominees are to be elected to the Board of Directors by the holders of the Fund's Common Stock and its 7.45% Cumulative Preferred Stock, voting together as a single class. We are the manager of LP Value Limited, an international business company incorporated in the British Virgin Islands and through such entity, we are a large beneficial owner of the Fund. As of the date of this Proxy Statement, we beneficially own approximately 2.9% of the Fund's outstanding voting stock.

We believe that the Fund should explore a variety of strategic alternatives designed to provide all stockholders, regardless of size, with an opportunity to realize at least 98% of net asset value ("NAV") for their shares. The resolutions put forward to elect six new directors is meant to achieve this end. If stockholders of the Fund wish the opportunity to receive at least 98% of NAV for their shares, rather than have to suffer the Fund's historical levels of discount to NAV, which has been as high as 19% over the last two years, then we urge stockholders to support our nominees. We are putting forward our own nominees for election to the Board of Directors in order to protect the value of our investment in the Fund, consistent with the Fund's corporate governance procedures.

Our nominees, Colin Kingsnorth, Francis Rupert Chad Lea, Andrew Leasor, Andrew Pegge, Christopher Bruce and Steven Leslie have indicated to us that, if elected to the Board of Directors of the Fund, they will be committed to exploring methods to offer stockholders at least 98% of NAV. These methods may include making a tender offer to stockholders or, as a last resort only, taking steps to convert the Fund to an open-end fund.

We believe that our six nominees will be more committed than the current members of the Board to urging the Fund to take prompt action and will be an important element in achieving stockholders' desires to maximize value.

PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE THAT HAS BEEN PROVIDED. You should not return any proxy card sent to you by the Fund if you wish to support our nominees. If you have already returned the white proxy card sent to you by the Fund, you have the right to revoke that proxy and vote for our nominees by signing, dating and mailing a later-dated gold proxy card in the envelope provided. If you have any questions, please contact Innisfree M&A Incorporated, who is assisting us with this solicitation, toll free at (888) 750-5834.

Thank you for your cooperation in helping to maximize stockholder value for all stockholders of the Fund.

                                                     Sincerely yours,



                                                     Andrew Pegge
                                                     Director
                                                     Laxey Partners Limited

                             LAXEY PARTNERS LIMITED

                                 PROXY STATEMENT
                              IN OPPOSITION TO THE
                              BOARD OF DIRECTORS OF
                             ROYCE FOCUS TRUST, INC.

              -----------------------------------------------------

                       2002 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                             ROYCE FOCUS TRUST, INC.

              -----------------------------------------------------

            PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD

         This proxy statement and the enclosed gold proxy card are being furnished to stockholders of Royce Focus Trust, Inc., a Maryland corporation (the "Fund" or the "Company"), by Laxey Partners Limited, an Isle of Man company, on behalf of itself, its subsidiary, Laxey Partners (UK) Limited, and its managed company, LP Value Limited, an international business company incorporated in the British Virgin Islands ("LPV" together with Laxey Partners Limited and Laxey Partners (UK) Limited, "Laxey"), in connection with the solicitation of proxies from stockholders of the Fund (the "Stockholders") to be used at the 2002 Annual Meeting of Stockholders (the "Annual Meeting"), including any adjournments or postponements thereof and any special meeting which may be called in lieu thereof, to vote for the election of six (6) persons (collectively, the "Laxey Nominees") nominated by LPV for election as directors to the Board of Directors of the Fund (the "Board"). As nominees for director, Colin Kingsnorth, Francis Rupert Chad Lea, Andrew Leasor, Andrew Pegge, Christopher Bruce and Steven Leslie are also deemed to be participants with Laxey in this proxy solicitation. By virtue of their ownership of Laxey Partners Limited which serves as the investment manager for LPV, Colin Kingsnorth and Andrew Pegge may also be deemed to be participants in this solicitation. See "The Laxey Nominees" and Schedule I "Information About Participants" for further information regarding the participants in this solicitation.

         The Fund's principal executive office is located at 1414 Avenue of the Americas, New York, New York 10019. This proxy statement and the enclosed gold proxy card are first being furnished to the Stockholders on or about September __, 2002.

         The Company established with the New York Stock Exchange a record date of August 26, 2002 for determining Stockholders entitled to notice of and to vote at the Annual Meeting or a date for the Annual Meeting (the "Record Date") and September 30, 2002 as of the date of the Annual Meeting. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each outstanding share of common stock, par value $0.01 per share (the "Common Stock") and 7.45% Cumulative Preferred Stock (the "Preferred Stock," together with the Common Stock, the "Shares") held on the Record Date. Laxey, together with all of the participants in this solicitation, beneficially owns an aggregate of 296,905 shares of the Fund's Common Stock, which represents approximately 2.9% of the

Fund's outstanding voting stock (based on the most recent Share information publicly disclosed by the Fund). Laxey and all of the participants intend to vote all of their Shares for the election of the Laxey Nominees.

         THIS SOLICITATION IS BEING MADE BY LAXEY AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE FUND.

         Laxey is soliciting proxies for the election of the Laxey Nominees because it believes that the election of the Laxey Nominees represents the best means for the Stockholders to obtain representatives on the Board who will more accurately reflect the wishes of a majority of the Stockholders. If elected, the Laxey Nominees intend to encourage the other directors to explore methods to offer Stockholders at least 98% of NAV for their Shares.

         If at least five of the six Laxey Nominees are elected, the Laxey Nominees will constitute a majority of the current eight members of the Board. Under the Fund's Amended and Restated Bylaws, a majority of the whole Board constitutes a quorum, and action may be taken by a vote of a majority of the directors when a quorum is present.

         Laxey is not aware of any other proposals to be brought before the Annual Meeting. In the event other proposals are brought before the Annual Meeting of which Laxey is not made aware within a reasonable amount of time prior to the Annual Meeting, the persons named as proxies in the enclosed gold proxy card will vote on such matters in their discretion.

                                   IMPORTANT!

         YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. LAXEY URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD TODAY TO VOTE FOR THE ELECTION OF THE LAXEY NOMINEES.

         THE LAXEY NOMINEES ARE COMMITTED, SUBJECT TO THEIR FIDUCIARY DUTIES TO THE FUND'S STOCKHOLDERS, TO GIVING ALL STOCKHOLDERS OF THE FUND THE OPPORTUNITY TO RECEIVE THE MAXIMUM VALUE FOR THEIR SHARES. A VOTE FOR THE LAXEY NOMINEES WILL ENABLE YOU -- AS THE OWNERS OF THE FUND -- TO SEND A STRONG MESSAGE TO THE BOARD THAT YOU ARE COMMITTED TO CAUSING THE FUND TO OFFER A MINIMUM OF 98% OF NAV TO ALL STOCKHOLDERS OF THE FUND.

         IF YOUR SHARES ARE REGISTERED IN YOUR OWN NAME, PLEASE SIGN AND DATE THE ENCLOSED GOLD PROXY CARD AND RETURN IT TO LAXEY PARTNERS LIMITED IN THE ENCLOSED ENVELOPE TODAY. IF ANY OF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE SIGN, DATE AND RETURN YOUR GOLD PROXY CARD IN THE ENVELOPE PROVIDED AND CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GOLD PROXY CARD.

         If you have any questions regarding your proxy, or need assistance in voting your Shares, please call:

                           Innisfree M&A Incorporated
                                501 Madison Avene
                                   20th Floor
                               New York, NY 10022
                         Call toll-free: (888) 750-5834
                Bankers and Brokers Call Collect: (212) 750-5833

                              ELECTION OF DIRECTORS

         Laxey is soliciting your proxy in support of the election of Laxey's six nominees to the Board of Directors of the Fund to be elected by the holders of the Fund's Common Stock and its Preferred Stock, voting together as a single class. If you wish to vote for the Laxey Nominees, you may do so by completing and returning a gold proxy card.

WHY YOU SHOULD VOTE FOR THE LAXEY NOMINEES
------------------------------------------

         Laxey believes that the election of the Laxey Nominees represents the best means for the Stockholders to obtain representatives on the Board who will more accurately reflect the wishes of a majority of the Stockholders. If elected, the Laxey Nominees intend to encourage the other Directors to explore methods to offer Stockholders at least 98% of NAV for their Shares.

         The Board of Directors of the Fund are elected each year and serve for a term of one year. The holders of both Common Stock and Preferred Stock, voting together as a single class, are entitled to elect six directors. The holders of the Preferred Stock, voting as a separate class, are entitled to elect the remaining two directors.

         Laxey supports the election of its six nominees to the Board of Directors of the Fund to be elected by the holders of the Fund's Common Stock and its Preferred Stock, voting together as a single class. The Laxey Nominees -- Colin Kingsnorth, Francis Rupert Chad Lea, Andrew Leasor, Andrew Pegge, Christopher Bruce and Steven Leslie -- have indicated to us that, if elected to the Board of Directors of the Fund, they will be committed to exploring methods to offer Stockholders at least 98% of NAV. These methods may include making a tender offer to Stockholders or, as a last resort only, taking steps to convert the Fund to an open-end fund.

         Laxey believes that the Laxey Nominees will be more committed than the current members of the Board to urging the Fund to take prompt action and will be an important element in achieving Stockholders' desires to maximize value. Laxey beneficially owns 2.9% of the Fund's outstanding voting stock.

         If less than five of the six Laxey Nominees are elected to the Board of Directors of the Fund, they will not constitute a majority of the Board of Directors. Accordingly, the Laxey Nominees would not be in a position, without the support of at least one or more of the other members of the Board, to cause any action to be taken. There can be no assurance that the other members of the Board will vote with the Laxey Nominees to explore methods to offer Stockholders at least 98% of NAV for their Shares.

THE LAXEY NOMINEES
------------------

         Laxey is proposing that the Stockholders elect the Laxey Nominees to the Board at the Annual Meeting.

         The following table sets forth the name, business address, age, present principal occupation, principal occupations and employments for the past five years and current directorships of each of the Laxey Nominees. See also "Information About Participants." This information has been furnished to Laxey by the Laxey Nominees.

NAME, PRINCIPAL BUSINESS ADDRESS AND AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING THE
                                                  LAST FIVE YEARS; CURRENT DIRECTORSHIPS
Colin Kingsnorth                                  Executive Director of Laxey Partners (U.K.) Limited, an
28 Chelsea Wharf, Unit 28                         investment management company and subsidiary of Laxey
Lots Road                                         Partners Limited (the investment manager of LPV)
Chelsea, London SW10 0QJ                          (November 1998-Present); Investment Manager and
United Kingdom                                    Director, Regent Fund Management (IOM) Ltd., (currently
Age 38                                            named Charlemagne Capital (IOM) Limited) (1995-1998);
                                                  Manager of Buchanan Emerging Markets Fund at Buchanan
                                                  Partners Limited (1991-1995); Currently also Director of
                                                  LP Value Limited, Laxey Partners Limited, Laxey
                                                  Investors Limited; Beta Gran Caribe Ltd., East European
                                                  Development Fund Limited, Tea Plantations Investment
                                                  Trust plc and BGC Limited.

Francis Rupert Chad Lea                           Director of Laxey Partners (U.K.) Limited, an investment
Chelsea Wharf, Unit 28                            management company and a subsidiary of Laxey Partners
Lots Road                                         Limited (the investment manager of LPV) (February
Chelsea, London SW10 OQJ                          2002-Present); Director, Head of Equities, Closed End
United Kingdom                                    Funds, at ABN AMRO (1999-2001); Director, Head of Equity
Age 44                                            Sales USA, at ING Barings (1996-1999); Director, Head of
                                                  Closed End Funds at ING Barings, London (1991-1996).

Andrew Leasor                                     Executive Director of Laxey Partners Limited (the
Chelsea Wharf, Unit 28                            investment manager of LPV) (November 1998-Present);
Lots Road                                         Marketing Director of Laxey Partners (U.K.) Limited;
Chelsea, London SW10 OQJ                          Director, Alpine Select AG (2001-present); Director,
United Kingdom                                    LITIC Limited (1993-1999); Director, Regent Ukraine Fund
Age 45                                            Limited (1996-1998); Director, Lloyd Thompson Limited
                                                  (1998-1993).

NAME, PRINCIPAL BUSINESS ADDRESS AND AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE DURING THE
                                                  LAST FIVE YEARS; CURRENT DIRECTORSHIPS
Andrew Pegge                                      Executive Director of Laxey Partners Limited (the
Stanley House                                     investment manager of LPV) (November 1998-Present);
7-9 Market Hill                                   Supervisor of Collective Investment Schemes for the Isle
Douglas                                           of Man Financial Supervision Commission (September
Isle of Man IM1 2BF                               1998-April 1999); Investment Manager and Director,
Age 39                                            Regent Fund Management (IOM) Ltd. (currently named
                                                  Charlemagne Capital (IOM) Limited) (1995-1998); Manager
                                                  of Buchanan Emerging Markets Fund at Buchanan Partners
                                                  Limited (1991-1994); Currently also Director of LP Value
                                                  Limited, Laxey Partners (UK) Limited, Laxey Investors
                                                  Limited (Numbered 1-105), Laxey Partners (GP) 1 Ltd.,
                                                  Laxey Partners (GP) 2 Ltd., Laxey Partners (GP) 3 Ltd.,
                                                  Beta Gran Caribe Ltd., Classic Car Club Ltd. and Z Rooms
                                                  Ltd.

Christopher Bruce                                 Finance Director of Laxey Partners Limited (the
Stanley House                                     investment manager of LPV) (2002-Present); Financial
7-9 Market Hill                                   Controller/General Manager, Credit Suisse Trust Limited,
Douglas                                           Isle of Man (1993-2002).
Isle of Man IM1 2BF
Age 37

Steven Leslie                                     Investment Manager at Laxey Partners (UK) Limited
Chelsea Wharf, Unit 28                            (January 2002-Present); Contract with Bank of America,
Lots Road                                         Global Capital and Investment Bank (May 1999-September
Chelsea, London SW10 OQJ                          2000); Contract with Equitas, a London insurance company
United Kingdom                                    (October 1997-August 1998).
Age 32

         As of September 10, 2002, Messrs. Kingsnorth and Pegge beneficially own more than $100,000 of the shares of the Fund (i) individually and (ii) collectively with the Fund's affiliates. As of September 10, 2002, Messrs. Lea, Leasor, Bruce and Leslie beneficially own no shares of the Fund or its affiliates. None of the Laxey Nominees owns any shares or has any interest in or relationship with any of the entities listed in Items 22(b)(6), (7) or (8) of
Schedule 14A.

         None of the Laxey Nominees will receive any compensation from Laxey for their services as a director of the Fund. LPV has agreed to indemnify the Laxey Nominees against any costs, expenses and other liabilities associated with their nomination and the election contest. Each of the Laxey Nominees has executed a written consent agreeing to be a nominee for election to the Board and to serve as a director if so elected. None of the Laxey Nominees has been convicted in any criminal proceedings or is a named subject of a pending criminal proceeding (excluding traffic violations or similar misdemeanors) over the past ten years. For additional information on the Laxey Nominees and the other participants in this solicitation, please review Schedule I attached hereto.

         Except as disclosed in the "Beneficial Ownership Information" page provided below, none of the Laxey Nominees beneficially owns any Shares of the Fund and none of the Laxey

Nominees is an interested person of the Fund as defined in the Investment Company Act of 1940, as amended.

         Neither Laxey nor any of the Laxey Nominees is adverse to the Fund or any of its subsidiaries in any material pending legal proceedings.

         None of the Laxey Nominees are subject to any order, judgment, or decree of any court of competent jurisdiction, permanently or temporarily enjoining him from any of the listed activities pursuant to Item 401 (f) (3) of Regulation S-K. None of the Laxey Nominees has been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Commission to have violated any federal or state securities law or federal commodities law.

         Laxey does not expect that the Laxey Nominees will be unable to stand for election but, in the event that any such person is unable to do so or for good cause will not serve, and Laxey does not learn of this circumstance a reasonable time before the Annual Meeting, the Shares represented by the enclosed gold proxy card will be voted for substitute Laxey Nominees named by Laxey.

                              LAXEY RECOMMENDATION

         Laxey is soliciting proxies FOR the election of the Laxey Nominees to the Board. Laxey is not aware of any other proposals to be brought before the Annual Meeting. However, should other proposals be brought before the Annual Meeting of which Laxey is not made aware within a reasonable time prior to the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

         YOU ARE URGED TO VOTE FOR THE ELECTION OF THE LAXEY NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

                           VOTING AND PROXY PROCEDURES

         Only Stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Based on publicly available information, the holders of both the Fund's Common Stock and the Fund's Preferred Stock, voting together as a single class, are entitled to elect six of the eight directors of the Fund. The holders of the Preferred Stock, voting as a separate class, are entitled to elect the remaining two directors of the Fund. Each Share is entitled to one vote on each matter as may properly be brought before the Annual Meeting. According to the Fund's most recently available public filings, there are currently 9,161,321 shares of Common Stock and 800,000 shares of Preferred Stock issued and outstanding.

         Shares represented by properly executed gold proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted for the election of the Laxey Nominees as directors of the Fund and, in the discretion of the persons named as proxies, on all other matters as may properly come before the Annual Meeting. Laxey recommends that Stockholders vote for the election of the six Laxey Nominees.

         A quorum consists of stockholders representing a majority of the outstanding shares of the Fund's Common Stock and/or Preferred Stock, as the case may be, entitled to vote, who are present in person or by proxy, and a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a Director.

         Stockholders of the Fund may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy that is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Laxey, in care of Innisfree M&A Incorporated, at the address set forth on the back cover of this proxy statement or to the Fund at 1414 Avenue of the Americas, New York, New York 10019 or any other address provided by the Fund. Although a revocation is effective if delivered to the Fund, Laxey requests that either the original or photostatic copies of all revocations be mailed to Laxey, in care of Innisfree M&A Incorporated, at the address set forth on the back cover of this Proxy Statement so that Laxey will be aware of all revocations.

         LAXEY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE LAXEY NOMINEES AS DIRECTORS OF THE FUND. IF YOU WISH TO VOTE, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. A GOLD PROXY CARD THAT IS RETURNED TO LAXEY OR ITS AGENT WILL BE VOTED AS THE STOCKHOLDER INDICATES THEREON. IF A GOLD PROXY CARD IS RETURNED WITHOUT A VOTE INDICATED THEREON, IT WILL BE VOTED FOR THE ELECTION OF THE LAXEY NOMINEES AS DIRECTORS OF THE FUND.

                             SOLICITATION OF PROXIES

         Laxey is making the solicitation of proxies pursuant to this proxy statement. Proxies may be solicited by mail, facsimile, telephone, telegraph, in person and by advertisements. Certain directors, officers and employees of Laxey and its affiliates, none of whom will receive additional compensation for such solicitation, may make solicitations.

         Laxey has retained Innisfree M&A Incorporated for solicitation and advisory services in connection with this solicitation, for which Innisfree M&A Incorporated will receive a fee not to exceed $50,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Innisfree M&A Incorporated will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Laxey has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. Laxey will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Innisfree M&A Incorporated will employ approximately twenty-five (25) persons to solicit proxies for the Annual Meeting.

         Laxey does not currently intend to seek reimbursement of the costs of this solicitation from the Fund but may decide to do so in the future in the event that the Laxey Nominees are elected or Laxey withdraws its nominees as a result of actions taken by the Fund which benefit all Stockholders of the Fund. Costs of this solicitation of proxies are currently estimated to be approximately $500,000. Laxey estimates that, through the date hereof, its expenses in connection with this solicitation are approximately $50,000.

                                OTHER INFORMATION

         According to the Fund's proxy statement, if a Stockholder intends to present a proposal at the 2003 Annual Meeting of Stockholders of the Fund and desires to have the proposal included in the Fund's Proxy Statement and form of proxy for that meeting, the Stockholder must deliver the proposal to the offices of the Fund no later than June 5, 2003 for consideration by the Fund.

         Stockholders wishing to present proposals at the 2003 Annual Meeting of Stockholders of the Fund not to be included in the Fund's proxy materials should send written notice to the Secretary of the Fund at the Fund's principal executive office of such proposals no later than 15 calendar days before the date of the 2003 Annual Meeting, in the form prescribed in the Fund's By-Laws.

                       CERTAIN INFORMATION ABOUT THE FUND

         Royce Focus Trust, Inc. is a Maryland corporation with its principal executive office located at 1414 Avenue of the Americas, New York, New York 10019. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Reports, registration statements, proxy statements and other information filed by the Fund with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at Judiciary Plaza, 450 Fifth Street, N.W. Room 1024, Washington, DC 20549. Documents filed electronically by the Fund are also available at the SEC's Web site (http://www.sec.gov).

         We expect the Fund's proxy statement to contain information regarding:

o    number of Shares outstanding as of the record date;

o    establishment of a quorum;

o    vote required for approval of proposals;

o    treatment of abstentions and "broker non-votes;"

o ownership of Shares by directors and executive officers of the Fund and by other persons who own more than 5% of the outstanding Shares;

o    background of the Fund's nominees for election to the Board;

o identity of the Fund's investment advisers, managers, distributors and/or administrators, if any;

o compensation paid and payable to the Fund's directors and executive officers;

o    committees of the Board and their responsibilities;

o    meetings of the Board and certain committees thereof; and

o requirements regarding the submission of Stockholder proposals to be considered for inclusion in the Fund's proxy statement for the 2003 Annual Meeting of Stockholders and the date after which notice of a stockholder proposal submitted is considered untimely.

         Laxey urges you to review such information carefully, but assumes no responsibility for the accuracy or completeness of such information.





September __, 2002                  LAXEY PARTNERS LIMITED
                                    (on behalf of itself and as attorney-in-fact for the participants in this solicitation)

                                    By:
                                        ----------------------------------------
                                        Andrew Pegge, Director

                                   SCHEDULE I

                         INFORMATION ABOUT PARTICIPANTS

         Laxey Partners Limited is soliciting proxies on behalf of itself, its subsidiary, Laxey Partners (UK) Limited, and its managed company, LP Value Limited, an international business company incorporated in the British Virgin Islands ("LPV"). By virtue of their ownership of Laxey Partners Limited, Colin Kingsnorth and Andrew Pegge may be deemed to be participants in this solicitation. By virtue of their role as Laxey Nominees, Colin Kingsnorth, Francis Rupert Chad Lea, Andrew Leasor, Andrew Pegge, Christopher Bruce and Steven Leslie may be deemed to be participants in this solicitation. Similar information for the Laxey Nominees is located under the caption "The Laxey Nominees" of this proxy statement, which information is incorporated by reference into this Schedule I.

Laxey Partners Limited, an Isle of Man company:
-----------------------------------------------

Laxey Partners Limited is the investment manager for LPV, subject to the overall control of the directors of LPV. Formed in November 1998, Laxey Partners Limited is a global active value fund manager specializing in arbitrage-led investment. The address of Laxey Partners Limited's principal business and principal office is Stanley House, 7-9 Market Hill, Douglas, Isle of Man IM1 2BF. As of the date of mailing of this proxy statement, Laxey Partners Limited is the beneficial owner of 296,905shares of common stock of the Fund through its management of LPV.

Laxey Partners (UK) Limited, a United Kingdom company:
------------------------------------------------------

Laxey Partners (UK) Limited is a wholly-owned subsidiary of Laxey Partners Limited. Laxey Partners (UK) Limited provides administrative and investment management support to Laxey Partners Limited. The address of Laxey Partners (UK) Limited's principal business and principal office is 28 Chelsea Wharf, Lots Road, London SW10 0QJ, United Kingdom. As of the date of mailing of this proxy statement, Laxey Partners (UK) Limited does not beneficially own any shares of common stock of the Fund.

LP Value Limited, a British Virgin Islands company:
---------------------------------------------------

Formed in October 2001, LPV is an international business company incorporated in the British Virgin Islands. LPV is managed by Laxey Partners Limited. The address of LPV's principal business and principal office is First Floor, Samuel Harris House, 5-11 St. George's St., Douglas, Isle of Man. As of the date of mailing of this proxy statement, LPV is the beneficial owner of 296,905 shares and the record owner of 500 shares of common stock of the Fund.

Colin Kingsnorth, a British citizen; and Andrew Pegge, a British citizen:
-------------------------------------------------------------------------

Each of Messrs. Kingsnorth and Pegge own one half of the outstanding equity of Laxey Partners Limited. Mr. Kingsnorth's principal occupation is that of portfolio manager and director of Laxey Partners (UK) Limited. His business address is 28 Chelsea Wharf, Lots Road, London,

SW10 0QJ, United Kingdom. Mr. Pegge's principal occupation is that of portfolio manager and director of Laxey Partners Limited and his business address is Stanley House, 7-9 Market Hill, Douglas, Isle of Man, IM1 2BF, United Kingdom. As of the date of mailing of this proxy statement, each of Messrs. Kingsnorth and Pegge is the beneficial owner of 296,905 Shares of the Fund as the respective owners of one half of the outstanding equity of Laxey Partners Limited, LPV's investment manager.

         Attached hereto is Schedule II which sets forth information concerning purchases and sales of Shares of the Fund by the participants in this solicitation during the last two years.

         Neither the soliciting participants nor any associate of the soliciting participants nor the Laxey Nominees have any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party.

         During the past five years, none of the participants in this solicitation has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, Federal or state securities laws or finding any violation with respect to such laws.

                                   SCHEDULE II

                   TRANSACTIONS IN THE SECURITIES OF THE FUND

         Except as disclosed in this Proxy Statement, none of the participants in this solicitation has, or had, any interest, direct or indirect, by security holdings or otherwise, in the Fund. The following table sets forth certain information with respect to purchases and sales of Shares of the Fund by the participants in this solicitation within the past two years.

         --------------------------------------------------------------
                                         LPV
         --------------------------------------------------------------
            DATE OF PURCHASE (SALE)*              NUMBER OF SHARES
         --------------------------------------------------------------
                    04/02/02                          448,905
         --------------------------------------------------------------
                    09/10/02                         (152,000)
         --------------------------------------------------------------

     *LPV is designed to act as a managed account for a particular institutional investor. The investor transferred 448,905 Shares of the Fund to LPV in connection with LPV's formation and LPV transferred 152,000 Shares of the Fund back to the investors.

No separate transactions were undertaken by Laxey Partners Limited, Laxey Partners (UK) Limited or Messrs. Kingsnorth, Lea, Leasor, Pegge, Bruce or Leslie during the above time period.

As of the date of mailing of this proxy statement, the beneficial ownership, direct and indirect, of the participants in this solicitation are as follows:
LPV, together with Laxey Partners Limited and Messrs. Kingsnorth and Pegge, are the beneficial owners of 296,905 Shares, which represents approximately 2.9% of the Fund's outstanding voting stock. Laxey Partners Limited and Messrs. Kingsnorth and Pegge, are the beneficial owners, through Laxey Partners Limited's discretionary authority over the assets of LPV, of the 296,905 Shares held by LPV, which represents approximately 2.9% of the Fund's outstanding voting stock. Laxey Partners Limited, as the investment manager of LPV, directs the investment and reinvestment of the assets of LPV on a discretionary basis, in accordance with LPV's investment objectives. In addition, of the 296,905 Shares, beneficial ownership of 500 Shares are held directly in the name of LPV. Accordingly, Laxey Partners Limited and Messrs. Kingsnorth and Pegge are beneficial owners of an aggregate of 296,905 Shares, constituting approximately 2.9% of the Fund's outstanding voting stock. None of Laxey Partners (UK) Limited or Messrs. Lea, Leasor, Bruce and Leslie are the beneficial owners of any Shares. None of the participants in this solicitation beneficially own shares of any Preferred Stock of the Fund.

                                   IMPORTANT!

         Your vote is important. No matter how many Shares you own, please give Laxey your proxy FOR the election of Laxey Nominees by taking three steps:

         1.       SIGNING the enclosed GOLD proxy card,

         2.       DATING the enclosed GOLD proxy card, and

         3. MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

         If any of your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, please sign, date and return your GOLD proxy in the envelope provided and contact the person responsible for your account and instruct that person to execute the GOLD proxy card representing your Shares. Laxey urges you to confirm in writing your instructions to Laxey at the address provided below so that Laxey will be aware of all instructions given and can attempt to ensure that such instructions are followed.

         PLEASE DO NOT RETURN ANY PROXY CARD SUPPLIED TO YOU BY THE FUND, EVEN TO VOTE AGAINST THEIR NOMINEES, AS IT MAY REVOKE YOUR PREVIOUS PROXY. REMEMBER, ONLY YOUR LATEST-DATED PROXY COUNTS.

         If you have any questions or require any additional information concerning this proxy statement, please contact Laxey's proxy solicitor, Innisfree M&A Incorporated, at the address set forth below.


                           Innisfree M&A Incorporated
                                501 Madison Avene
                                   20th Floor
                               New York, NY 10022
                         Call toll-free: (888) 750-5834
                Bankers and Brokers Call Collect: (212) 750-5833

                             ROYCE FOCUS TRUST, INC.
                                  COMMON STOCK

                       2002 ANNUAL MEETING OF STOCKHOLDERS


                   THIS PROXY IS SOLICITED ON BEHALF OF LAXEY
                   AND NOT ON BEHALF OF THE BOARD OF DIRECTORS
                    OR MANAGEMENT OF ROYCE FOCUS TRUST, INC.

         The undersigned appoints Jeffry S. Hoffman and Adam M. Fox, each of them, attorneys and agents with full power of substitution to vote, as designated below, all shares of the Common Stock of Royce Focus Trust, Inc. (the "Fund") which the undersigned would be entitled to vote if personally present at the 2002 Annual Meeting of Stockholders of the Fund, and including at any adjournments or postponements thereof and at any special meeting called in lieu thereof.

         The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Fund held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.




                (Continued and to be signed on the reverse side)

                 LAXEY RECOMMENDS A VOTE FOR THE ELECTION OF THE
                                 LAXEY NOMINEES

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LAXEY NOMINEES.

    1.    Proposal to elect the Laxey Nominees to the Board of Directors of the
          Fund:

          FOR ALL NOMINEES [_____]                    WITHHOLD AUTHORITY [_____]

                             FOR ALL EXCEPT [_____]

            Colin Kingsnorth, Francis Rupert Chad Lea, Andrew Leasor,

                 Andrew Pegge, Christopher Bruce, Steven Leslie

          Instructions: If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

    2. In their discretion, the herein named attorneys and proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

    DATED:
          ----------------------------------

    Please Sign Exactly As Name Appears On This Proxy.


    ---------------------------------------------------------
    (signature)


    ---------------------------------------------------------
    (signature, if held jointly)


    ---------------------------------------------------------
    (title)

    WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING.

                                   IMPORTANT:

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE!

IF YOU NEED ASSISTANCE WITH THIS PROXY CARD, PLEASE CALL INNISFREE M&A INCORPORATED TOLL-FREE: (888) 750-5834.

                             ROYCE FOCUS TRUST, INC.
                        7.45% CUMULATIVE PREFERRED STOCK

                       2002 ANNUAL MEETING OF STOCKHOLDERS


                   THIS PROXY IS SOLICITED ON BEHALF OF LAXEY
                   AND NOT ON BEHALF OF THE BOARD OF DIRECTORS
                    OR MANAGEMENT OF ROYCE FOCUS TRUST, INC.

         The undersigned appoints Jeffry S. Hoffman and Adam M. Fox, each of them, attorneys and agents with full power of substitution to vote, as designated below, all shares of the 7.45% Cumulative Preferred Stock (the "Preferred Stock") of Royce Focus Trust, Inc. (the "Fund") which the undersigned would be entitled to vote if personally present at the 2002 Annual Meeting of Stockholders of the Fund, and including at any adjournments or postponements thereof and at any special meeting called in lieu thereof.

         The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Preferred Stock of the Fund held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.




                (Continued and to be signed on the reverse side)

                 LAXEY RECOMMENDS A VOTE FOR THE ELECTION OF THE
                                 LAXEY NOMINEES

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LAXEY NOMINEES.

    1.     Proposal to elect the Laxey Nominees to the Board of Directors of the
           Fund:

           FOR ALL NOMINEES [_____]                   WITHHOLD AUTHORITY [_____]

                             FOR ALL EXCEPT [_____]

            Colin Kingsnorth, Francis Rupert Chad Lea, Andrew Leasor,

                 Andrew Pegge, Christopher Bruce, Steven Leslie

           Instructions: If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

    2. In their discretion, the herein named attorneys and proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

    DATED:
           -----------------------------------------

    Please Sign Exactly As Name Appears On This Proxy.


    ---------------------------------------------------------
    (signature)


    ---------------------------------------------------------
    (signature, if held jointly)


    ---------------------------------------------------------
    (title)

    WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING.

                                   IMPORTANT:

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE!

IF YOU NEED ASSISTANCE WITH THIS PROXY CARD, PLEASE CALL INNISFREE M&A INCORPORATED TOLL-FREE: (888) 750-5834.